                              LETTER OF TRANSMITTAL
                               AND PURCHASE NOTICE
                                    TO TENDER
                       LIQUID YIELD OPTION NOTES DUE 2015
                             (CUSIP NO. 911684 AA 6)
                                       OF
                       UNITED STATES CELLULAR CORPORATION

              PURSUANT TO THE OFFER TO PURCHASE AND COMPANY NOTICE
                               DATED MAY 15, 2000

--------------------------------------------------------------------------------
THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 15, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). IF LYONS ARE ACCEPTED FOR PAYMENT PURSUANT TO THE OFFER, ONLY HOLDERS OF LYONS WHO VALIDLY TENDER THEIR LYONS PURSUANT TO THE OFFER AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE WILL RECEIVE THE OFFER CONSIDERATION. LYONS TENDERED IN THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO SUCH DATE AND TIME.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK

                               101 BARCLAY STREET
                                  FLOOR 21 WEST
                            NEW YORK, NEW YORK 10286

                                  BY FACSIMILE:
                                 (212) 815-5915

                              CONFIRM BY TELEPHONE:
                                 (212) 815-6339

         Delivery of this Letter of Transmittal to an address, or transmission via facsimile, other than as set forth above, will not constitute a valid delivery.

                     The Information Agent for the Offer is:

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010
                          (212) 929-5500 (Call Collect)
                                       OR
                           (800) 322-2885 (Toll Free)

         The undersigned acknowledges receipt of the Offer to Purchase and Company Notice (as amended or supplemented from time to time, the "Statement"), of United States Cellular Corporation, a Delaware corporation (the "Offeror"), relating to its Liquid Yield Option Notes due 2015 (the "LYONs"), and this Letter of Transmittal and Purchase Notice and instructions hereto (the "Letter of Transmittal" and, together with the Statement, the "Offer Documents"), which together constitute the Offeror's offer (the "Offer") to purchase any and all of the LYONs, upon the terms and subject to the conditions set forth in the Offer Documents, from registered holders (the "Holders") of LYONs issued pursuant to the Indenture dated as of June 1, 1995, as amended and supplemented (the "Indenture"), between U.S. Cellular and Harris Trust and Savings Bank, as the Trustee. The Bank of New York has succeeded Harris Trust and Savings Bank as Trustee. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Statement.

         PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         This Letter of Transmittal is to be used by holders of LYONs (the "Holders") if: (i) certificates representing such LYONs are to be physically delivered to The Bank of New York (the "Depositary") herewith by such Holders; or (ii) tender of such LYONs is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") (the "Book Entry Transfer Facility") pursuant to the procedures set forth in the Statement under the caption "Procedures for Tendering LYONs, Book-Entry Delivery Procedures" by any financial institution that is a participant in DTC and whose name appears on a security listing as the owner of LYONs; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP"). In the event that the Offer is withdrawn or otherwise not completed, the Offer Consideration will not be paid or become payable to Holders of LYONs who have validly tendered their LYONs in connection with such Offer. The Offer is made upon the terms and subject to the conditions set forth in the Statement and herein. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer Documents may be directed to the Information Agent, whose address and telephone numbers appear on the front cover of this Letter of Transmittal. See Instruction 9 below.


TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Under Federal income tax law, certain United States Holders whose LYONs are accepted for payment are required to provide the Depositary (as payer) with such United States Holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 (included as part of the Letter of Transmittal). If the United States Holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the United States Holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such Holder may be subject to backup withholding. Additionally, any United States Holder who has been notified by the IRS that it has failed to report all interest and dividends required to be shown on its federal income tax returns will also be subject to backup withholding. Certain United States Holders (including, among others, corporations) are not subject to these backup withholding and reporting requirements. If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the United States Holder. Backup withholding is not an additional tax; any amounts so withheld may be credited against the federal income tax liability of the United States Holder subject to the withholding. If backup withholding results in an overpayment of U.S. Federal income taxes, a refund may be obtained from the IRS provided the required information is furnished. To prevent backup withholding, the United States Holder or other payee is required to complete the Substitute Form W-9 on this Letter of Transmittal certifying that the TIN provided on such form is correct and that such Holder or other payee is not subject to backup withholding. If the LYONs are held in more than one name or are held not in the name of an actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------

                              TENDER OF NOTES

/ /   CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

           Name of Tendering Institution:  ________________________________

           DTC Account Number:  ___________________________________________

           Date Tendered:  ________________________________________________

           Transaction Code Number:  ______________________________________

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


----------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF LYONS TENDERED
--------------------------------------------------------- ------------------------- ----------------------------------
                                                                                     AGGREGATE PRINCIPAL AMOUNT AT
         NAME(S) AND ADDRESS(ES) OF HOLDER(S)*                                                  MATURITY
               (PLEASE FILL IN, IF BLANK)                  CERTIFICATE NUMBERS**              REPRESENTED
--------------------------------------------------------- ------------------------- ----------------------------------

                                                          ------------------------- ----------------------------------

                                                          ------------------------- ----------------------------------

                                                          ------------------------- ----------------------------------

                                                          ------------------------- ----------------------------------

                                                          ------------------------- ----------------------------------

                                                          ------------------------- ----------------------------------

                                                          ------------------------- ----------------------------------

--------------------------------------------------------- ------------------------- ----------------------------------
      TOTAL PRINCIPAL AMOUNT AT MATURITY TENDERED
--------------------------------------------------------- ------------------------- ----------------------------------
*    Must agree exactly with the name(s) that appear(s) on the certificate(s) for LYONs and the Trustee's record of registered holders or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name(s) and address(es) appear(s) on the security position listing of DTC.
**   Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC's ATOP procedure for transfer.
----------------------------------------------------------------------------------------------------------------------


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Offeror the principal amount at maturity of LYONs indicated above. Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount at maturity of LYONs tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to the LYONs that are being tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Offeror) with respect to such LYONs, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such LYONs and all evidences of transfer and authenticity to, or transfer ownership of, such LYONs on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Offeror, (ii) present such LYONs for transfer of ownership on the books of the relevant security registrar, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such LYONs, all in accordance with the terms of and conditions to the Offer as described in the Statement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the LYONs tendered hereby and that when such LYONs are accepted for purchase and payment by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the LYONs tendered hereby. The undersigned understands that the delivery and surrender of the LYONs is not effective, and the risk of loss of the LYONs does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Offeror. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of LYONs and deliveries will be determined by the Offeror, in its sole discretion, which determination shall be final and binding.

         The undersigned understands that tenders of LYONs may be withdrawn by written notice of withdrawal received by the Depositary at any time at or prior to 5:00 p.m., New York City time, on the Expiration Date, but not thereafter, unless the Offer is terminated. In the event of a termination of the Offer, LYONs tendered pursuant to the Offer will be returned to the tendering Holder promptly. The undersigned understands that in order to be valid, a notice of withdrawal of LYONs must contain the name of the person who tendered the LYONs and the description of the LYONs to which it relates, the certificate number or numbers of such LYONs (unless such LYONs were tendered by book-entry transfer), and the aggregate principal amount at maturity represented by such LYONs, be signed by the Holder thereof in the same manner as the original signature on this Letter of Transmittal by which such LYONs were tendered or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of LYONs into the name of the person withdrawing such LYONs and (y) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such Holder, and be received at or prior to 5:00 p.m., New York City time, on the Expiration Date by the Depositary, at the address set forth on the front cover of this Letter of Transmittal.

         The undersigned understands that tenders of LYONs pursuant to any of the procedures described in the Statement and in the instructions hereto and acceptance thereof by the Offeror will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that the Offeror will be deemed to have accepted for purchase validly tendered LYONs (or defectively tendered LYONs with respect to which the Offeror has waived such defect), if, as and when the Offeror gives oral (confirmed in writing) or written notice thereof to the Depositary.

         The undersigned understands that, under certain circumstances and subject to certain conditions of the Offer (which the Offeror may waive in its sole discretion if permitted by the Indenture and applicable law) as set forth in the Statement, the Offeror would not be required to accept for purchase any of the LYONs tendered (including any LYONs tendered after the Expiration Date). Any LYONs not accepted for purchase will be returned promptly to the undersigned at the address set forth above (or, in the case of LYONs tendered by book-entry transfer, such LYONs will be credited to the account maintained at DTC from which such LYONs were delivered).

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

         The undersigned hereby understands and agrees that any LYONs representing principal amounts at maturity not tendered or not accepted for purchase will be issued in the name(s) of the undersigned (and in case of LYONs tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility) and that any checks for payment of the Offer Consideration will be issued to the order of, and delivered to, the undersigned. Similarly, the undersigned hereby understands and agrees that any LYONs representing principal amounts at maturity not tendered or not accepted for purchase and checks for payments of the Offer Consideration to be made in connection with the Offer will be delivered to the undersigned at the address(es) shown above.

-------------------------------------------------------------------------------------------------------------------
                                PLEASE SIGN HERE

        (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS OF LYONS
      REGARDLESS OF WHETHER LYONS ARE BEING PHYSICALLY DELIVERED HEREWITH)

        This Letter of Transmittal must be signed by the registered Holder(s) of LYONs exactly as their name(s)
appear(s) on certificate(s) for LYONs or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of LYONs, or by person(s)
authorized to become registered Holder(s) by endorsements on certificates for LYONs or by bond powers transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Offeror of such person's authority to so act.

X______________________________________________________________________________________________

X______________________________________________________________________________________________
                           SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Dated: __________________________

Name(s):   ____________________________________________________________________________________

           ____________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity:  ____________________________________________________________________________________

Address:   ____________________________________________________________________________________

           ____________________________________________________________________________________
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:   ________________________________________________________________

Tax Identification or Social Security No.:  ___________________________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
-------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

       1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR LYONS OR BOOK-ENTRY CONFIRMATIONS. To tender LYONs in the Offer, physical delivery of certificates for LYONs or a confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of LYONs tendered electronically, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at the address set forth herein prior to the Expiration Date. Tenders of LYONs in the Offer will be accepted prior to the Expiration Date in accordance with the procedures described in the preceding sentence or otherwise in compliance with this Letter of Transmittal. The method of delivery of LYONs and Letters of Transmittal and all other required documents, including delivery through DTC and any acceptance of an Agent's Message transmitted through ATOP, is at the election and risk of the person tendering such LYONs and delivering such Letters of Transmittal and, except as otherwise provided in the Letter of Transmittal, delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date. No alternative, conditional or contingent tenders of LYONs will be accepted. To effectively tender LYONs that are held through DTC, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Depositary, electronically transmit their acceptance through ATOP, and DTC will then edit and verify the acceptance and send an Agent's Message to the Depositary for its acceptance. Except as otherwise provided below, the delivery will be deemed made when the Agent's Message is actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND THE LYONS SHOULD BE SENT ONLY TO THE DEPOSITARY. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

       2. WITHDRAWAL OF TENDERS. Tenders of LYONs may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on the Expiration Date but not thereafter. Tenders of LYONs may be validly withdrawn if the Offer relating to such LYONs is terminated without any such LYONs being purchased thereunder. In the event of a termination of the Offer, the LYONs tendered pursuant to such Offer will be promptly returned to the tendering Holder. For a withdrawal of a tender of LYONs to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the Depositary at or prior to 5:00 p.m., New York City time, on the Expiration Date, at its address set forth on the front cover of this Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person who tendered the LYONs to be withdrawn, (ii) contain the description of the LYONs to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such LYONs (unless such LYONs were tendered by book-entry transfer) and the aggregate principal amount at maturity represented by such LYONs and (iii) be signed by the Holder of such LYONs in the same manner as the original signature on the Letter of Transmittal by which such LYONs were tendered, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the LYONs into the name of the person withdrawing such LYONs and (y) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal or revocation on behalf of such Holder. If the LYONs to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any LYONs properly withdrawn will be deemed to be not validly tendered for purposes of the Offer. The withdrawal of a tender of LYONs may also be effected through a properly transmitted "Request Message" through ATOP, received by the Depositary at any time prior to 5:00 p.m., New York City time, on the Expiration Date. Withdrawal of LYONs can be accomplished only in accordance with the foregoing procedures.

       3. PARTIAL TENDERS. Tenders of LYONs pursuant to the Offer will be accepted only in respect of principal amounts at maturity equal to $1,000 or integral multiples thereof. If less than the entire principal amount at maturity of any LYON evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount at maturity tendered in the last column of the box entitled "Description of LYONs" herein. Unless this is done, the entire principal amount at maturity represented by the certificates for all LYONs delivered to the Depositary will be deemed to have been tendered. If the entire principal amount at maturity of all LYONs is not tendered or not accepted for purchase, LYONs representing such untendered amount will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book Entry Transfer Facility designated herein) to the Holder, promptly after the LYONs are accepted for purchase.

       4. SIGNATURES ON THIS LETTER OF TRANSMITTAL. If this Letter of Transmittal is signed by the registered Holder(s) of the LYONs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility whose name is shown as the owner of the LYONs tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the LYONs. If any of the LYONs tendered hereby are registered in the name of two or more Holders, all such Holders must sign the Letter of Transmittal. If any tendered LYONs are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which LYONs are held. If this Letter of Transmittal or any LYONs are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted with this Letter of Transmittal.

       5. TRANSFER TAXES. The Offeror will pay all domestic state transfer taxes applicable to the purchase and transfer of LYONs pursuant to the Offer, except in the case of LYONs that are transferred by the registered Holder to another person prior to or in connection with the Offer. It will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

       6. IRREGULARITIES. All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Offeror in the Offeror's sole discretion (whose determination shall be final and binding). None of the Offeror, the Depositary, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal of LYONs or incur any liability for failure to give any such notification.

       7. WAIVER OF CONDITIONS. The Offeror expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any LYONs tendered, in whole or in part, at any time and from time to time.

       8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR LYONS. Any Holder whose certificates for LYONs have been mutilated, lost, stolen or destroyed should write to or telephone the Depositary at the address or telephone number set forth in the Statement.

       9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at its address set forth on the front cover of this Letter of Transmittal or to the tendering Holder's broker, dealer, commercial bank or trust company. Additional copies of the Offer Documents may be obtained from the Information Agent.

       10. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Please prepare the attached Substitute W-9. See discussion above.

-----------------------------------------------------------------------------------------------------------------------------
                                               PAYER'S NAME:
-----------------------------------  -----------------------------------------  ---------------------------------------------
                                      PART 1 - PLEASE PROVIDE YOUR TIN IN
                                      THE BOX AT THE RIGHT AND  CERTIFY  BY
                                      SIGNING AND DATING BELOW                      -----------------------------------
                                                                                     Social Security Number (s)
                                                                                                 OR

                                                                                    -----------------------------------
                                                                                   Employer Identification Number
                                     ----------------------------------------------------------------------------------------
                                      PART 2 - Certification - Under penalties of perjury, I certify that (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for
            SUBSTITUTE                a number to be issued to me); and (2) I am not subject to backup withholding because:
                                      (i) I am exempt from backup withholding, (ii) I have not been notified by the
             FORM W-9                 Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                                     ----------------------------------------------------------   ---------------------------
    PAYER'S REQUEST FOR TAXPAYER      CERTIFICATION INSTRUCTIONS. You must cross out item (2)           PART 3 -
   IDENTIFICATION NUMBER ("TIN")      in Part 2 above if you have been notified by the IRS           Awaiting TIN   / /
                                      that you are subject to backup withholding because of
                                      under-reporting interest or dividends on your tax
                                      returns.  However, if after being notified by the IRS
                                      that you were subject to backup withholding you
                                      received another notification from the IRS stating
                                      that you are no longer subject to backup withholding,
                                      do not cross out such item (2).



                                      SIGNATURE___________________________ DATE ____________

                                      ______________________________________________________
                                      Name (Please Print)
-----------------------------------  ----------------------------------------------------------   ---------------------------


NOTE:      FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
           PURSUANT TO THE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
           NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------------------------------------------------------

          CERTIFICATE OF PERSON AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
(a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application to receive a taxpayer identification number to the Depositary. I understand that if I do not provide such number, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.




---------------------------------------------------------------         -----------------------------------------------------
                       SIGNATURE                                             DATE



---------------------------------------------------------------
                   NAME (PLEASE PRINT)

-----------------------------------------------------------------------------------------------------------------------------


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


===============================================================   ===========================================================

                                 Give the SOCIAL SECURITY                                         Give the EMPLOYER
For this type of account:        number of:                       For this type of account:       IDENTIFICATION number of:
------------------------------   ----------------------------     ----------------------------    ---------------------------
1.  An individual's account      The individual.                  6. A valid trust estate,        The legal entity (Do not
                                                                     or pension trust             furnish the identifying

2.  Two or more individuals      The individual owner of                                          number of the personal
    (joint account)              the account or, if                                               representative or trustee
                                 combined funds, the first                                        unless the legal entity
                                 individual on the account(1)                                     itself is not designated
                                                                                                  in the account title.) (4)

3.  Custodian account of a       The minor (2)                    7.  Corporate account           The corporation
    minor (Uniform Gift to
    Minors Act)

4.  a. The usual revocable       The grantor-trustee (1)          8.  Religious, charitable,      The organization
    savings trust account                                             or educational
    (grantor is also trustee)                                         organization account

    b. So-called trust           The actual owner(1)              9.  Partnership account         The partnership
    account that is not a
    legal or valid trust
    under State law

5.  Sole proprietorship          The owner (3)                    10. Association, club or        The organization
    account                                                           other tax-exempt
                                                                      organization

                                                                  11. A broker or registered      The broker or nominee
                                                                      nominee

                                                                  12. Account with the            The public entity
                                                                      Department of
                                                                      Agriculture in the
                                                                      name of a public
                                                                      entity (such as a
                                                                      State or local
                                                                      government school
                                                                      district or prison)
                                                                      that receives
                                                                      agricultural program
                                                                      payments


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)      Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name. You may also enter your business or "doing business as" name. You may use either your social security number or, if you have one, your employer identification number.
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2



Obtaining a Number

If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

* An organization exempt from tax under section 501(a), or an individual retirement account.

*   The United States or any wholly-owned agency or instrumentality thereof.

* A State, the District of Columbia, a possession of the United States or any political subdivision or wholly-owned agency or instrumentality thereof.

* A foreign government, a political subdivision of a foreign government, or any wholly-owned agency or instrumentality thereof.

* An international organization or any wholly-owned agency or instrumentality thereof.

Payees specifically exempted from backup withholding on interest and dividend payments include the following:

*   A corporation.

*   A financial institution.

* A dealer in securities or commodities required to registere in the U.S., the District of Columbia, or a possession of the U.S.

*   A real estate investment trust.

*   A common trust fund operated by a bank under section 584(a)

*   An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

* An entity registered at all times during the tax year under the Investment Company Act of 1940.

*   A foreign central bank of issue.

* A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

*   Payments to nonresident aliens subject to withholding under section 1441.

* Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

*   Payments of patronage dividends not paid in money.

*   Payments made by certain foreign organizations.

*   Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding including the following:

*   Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

* Payments of tax-exempt interest (including exempt-interest dividends under section 852).

*   Payments described in section 6049(b)(5) to non-resident aliens.

*   Payments on tax-free covenant bonds under section 1451.

*   Payments made by certain foreign organizations.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THE SUBSTITUTE FORM W-9 WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. CHECK THE BOX MARKED "EXEMPT" IN PART II OF THE SUBSTITUTE FORM W-9 AND RETURN IT TO THE PAYER.

Certain payments other than dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6045, 6050A, 6050N and the regulations thereunder.

Privacy Act Notice -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the number whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. - If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
     SERVICE.


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